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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2000


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-2)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States                    333-83597              36-1414142
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)       Identification Number)


             One Lincoln Centre
        Oakbrook Terrace, Illinois                       60181
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          (Address of Principal                       (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code (630) 916-4000

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Item 5.  OTHER EVENTS.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

     25.1 Statement of eligibility of LaSalle Bank N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SUPERIOR BANK FSB


                                 By: /s/ WILLIAM C. BRACKEN
                                     ----------------------
                                     Name:  William C. Bracken
                                     Title: Senior Vice President
                                            and Chief Financial Officer


Dated: June 29, 2000

                                 EXHIBIT INDEX


                               Item 601(a) of
                            Sequentially Numbered
                               Regulation S-K
Exhibit No.                      Exhibit No.                  Description
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    1                               25.1                       Form T-1